SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 28, 2004

Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC
(Originators of the issuing trust)

(Exact names of registrants as specified in their respective charters)

Delaware	Delaware

(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-60756	38-2973806	333-60756-01	38-3372243

(Commission File Number)	(I.R.S. Employer Identification No.)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ford Credit Floorplan Corporation c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One America Road Dearborn, Michigan	48126	Ford Credit Floorplan LLC c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One America Road Dearborn, Michigan	48126

(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495

(Registrant’s telephone number including area code)	(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Underwriting Agreement
Series 2004-1 Indenture Supplement
Indemnification Agreement, dated as of July 22, 2004

Item 5. Other Events

     In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the “Trust”) of Asset Backed Securities pursuant to the Prospectus dated July 22, 2004 and the Prospectus Supplement dated July 22, 2004 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), Ford Credit Floorplan Corporation (“FCFC”) and Ford Credit Floorplan LLC (“FCFLLC”) are filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

          1.1 Underwriting Agreement, dated July 22, 2004, among Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several underwriters named therein (the “Representatives”), and the Transferors. Filed with this Report.

          4.1 Indenture, dated as of August 1, 2001, between the Trust and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Indenture Trustee (the “Indenture Trustee”). Filed as Exhibit 4.1 to Ford Credit Floorplan LLC Current Report on Form 8-K filed on August 16, 2001 and incorporated by reference herein. File No. 333-57305.

          4.2 Series 2004-1 Indenture Supplement, dated as of July 1, 2004, between the Trust and the Indenture Trustee. Filed with this Report.

          10.1 Indemnification Agreement, dated July 22, 2004, among Ford Motor Credit Company and the Representatives, on behalf of themselves and as representatives of the several underwriters named therein. Filed with this Report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION
By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

FORD CREDIT FLOORPLAN LLC
By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: August 11, 2004

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 22, 2004, among Citigroup
Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several
underwriters named therein (the “Representatives”), and the
Transferors. Filed with this Report.

4.1	Indenture, dated as of August 1, 2001, between the Trust and
JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as
Indenture Trustee (the “Indenture Trustee”). Filed as Exhibit
4.1 to Ford Credit Floorplan LLC Current Report on Form 8-K
filed on August 16, 2001 and incorporated by reference herein.
File No. 333-57305.

4.2	Series 2004-1 Indenture Supplement, dated as of July 1, 2004, between the Trust and the Indenture Trustee. Filed with this Report.

10.1	Indemnification Agreement, dated July 22, 2004, among Ford
Motor Credit Company and the Representatives, on behalf of
themselves and as representatives of the several underwriters named therein. Filed with this Report.

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